Section 906 Certifications

I, Charles E. Porter, the Principal Executive Officer of the Funds listed on Attachment A, certify that, to my knowledge:

1. The form N-CSR of the Funds listed on Attachment A for the period ended June 30, 2008 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Form N-CSR of the Funds listed on Attachment A for the period ended June 30, 2008 fairly presents, in all material respects, the financial condition and results of operations of the Funds listed on Attachment A.

Date: August 27, 2008

/s/ Charles E. Porter
______________________
Charles E. Porter
Principal Executive Officer

Section 906 Certifications

I, Steven D. Krichmar, the Principal Financial Officer of the Funds listed on Attachment A, certify that, to my knowledge:

1. The form N-CSR of the Funds listed on Attachment A for the period ended June 30, 2008 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Form N-CSR of the Funds listed on Attachment A for the period ended June 30, 2008 fairly presents, in all material respects, the financial condition and results of operations of the Funds listed on Attachment A.

Date: August 27, 2008

/s/ Steven D. Krichmar
______________________
Steven D. Krichmar
Principal Financial Officer

Attachment A
N-CSR
Period (s) ended June 30, 2008

Putnam Europe Equity Fund
Putnam International Equity Fund
Putnam New Opportunities Fund
Putnam Small Cap Growth Fund
Putnam International Growth & Income Fund
Putnam Discovery Growth Fund

Putnam Variable Trust
Putnam VT American Government Income Fund
Putnam VT Discovery Growth Fund
Putnam VT Diversified Income Fund
Putnam VT Equity Income Fund
Putnam VT The George Putnam Fund of Boston
Putnam VT Global Asset Allocation Fund
Putnam VT Global Equity Fund
Putnam VT Growth and Income Fund
Putnam VT Growth Opportunities Fund
Putnam VT Health Sciences Fund
Putnam VT High Yield Fund
Putnam VT Income Fund
Putnam VT International Equity Fund
Putnam VT International Growth and Income Fund
Putnam VT International New Opportunities Fund
Putnam VT Investors Fund
Putnam VT Money Market Fund
Putnam VT New Opportunities Fund
Putnam VT New Value Fund
Putnam VT Research Fund
Putnam VT Small Cap Value Fund
Putnam VT Utilities Growth and Income Fund
Putnam VT Vista Fund
Putnam VT Voyager Fund